The Obesity ETF

Schedule of Investments (unaudited)

January 31, 2020

	Shares	Value

Common Stocks - 99.6%
Biotechnology - 7.8%
Arena Pharmaceuticals, Inc.*	8,060	$368,261
Esperion Therapeutics, Inc.*	4,278	231,354
Lexicon Pharmaceuticals, Inc.*	6,543	20,218
Madrigal Pharmaceuticals, Inc.*	1,389	115,315
MannKind Corp.*	33,030	48,554
Poxel S.A.*	2,303	25,726
Resverlogix Corp.*	19,736	17,758
Rhythm Pharmaceuticals, Inc.*	5,781	101,399

		928,585
Diversified Consumer Services - 2.1%
WW International, Inc.*	7,471	246,393
Health Care Equipment & Supplies - 48.1%
ABIOMED, Inc.*	2,964	552,164
AngioDynamics, Inc.*	5,923	81,560
Apex Biotechnology Corp.	14,000	11,934
Brighter AB	12,836	6,966
Cardiovascular Systems, Inc.*	5,484	248,919
CryoLife, Inc.*	5,795	172,343
DexCom, Inc.*	5,633	1,356,145
EKF Diagnostics Holdings PLC*	63,976	28,083
Fisher & Paykel Healthcare Corp., Ltd.	35,892	536,543
Insulet Corp.*	3,836	744,337
iRhythm Technologies, Inc.*	4,226	361,872
Itamar Medical, Ltd.*	23,412	11,161
LeMaitre Vascular, Inc.	2,710	97,519
Lifetech Scientific Corp.*	484,000	87,264
Microport Scientific Corp.	115,000	126,331
Nipro Corp.	22,300	257,391
ResMed, Inc.	22,972	385,234
Rockwell Medical, Inc.*	9,542	24,905
Senseonics Holdings, Inc.*	27,701	22,657
TaiDoc Technology Corp.	6,203	29,774
Tandem Diabetes Care, Inc.*	7,735	588,169

		5,731,271
Health Care Providers & Services - 13.6%
DaVita, Inc.*	6,808	543,755
Fresenius Medical Care AG & Co. KGaA	13,179	1,017,967
Livongo Health, Inc.*	2,620	63,299

		1,625,021
Internet & Catalog Retail - 0.3%
N Brown Group PLC	30,559	33,012
Personal Products - 6.1%
Herbalife Nutrition, Ltd.*	11,367	441,608
Medifast, Inc.	1,784	172,388
USANA Health Sciences, Inc.*	1,894	116,860

		730,856
Pharmaceuticals - 21.1%
Hua Medicine (144A)*	64,000	39,398
NGM Biopharmaceuticals, Inc.*	2,858	46,214
Novo Nordisk A/S - Class B	39,729	2,430,277

		2,515,889

Specialty Retail - 0.5%
Cato Corp. - Class A			3,473	55,707

Total Investments (total cost $11,238,904) - 99.6%				11,866,734

				Value

Cash, Receivables and Other Assets, net of Liabilities - 0.4%				45,892

Net Assets - 100%				$11,912,626

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$7,207,149	60.7%
Denmark	2,430,277	20.5
Germany	1,017,967	8.6
New Zealand	536,543	4.5
Japan	257,391	2.2
China	252,993	2.1
United Kingdom	61,095	0.5
Taiwan, Province Of China	41,708	0.4
France	25,726	0.2
Canada	17,758	0.1
Israel	11,161	0.1
Sweden	6,966	0.1
Total	$11,866,734	100.0%

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Schedules of Affiliated Investments — (% of Net Assets)
	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/20
Investment Companies — N/A
Investments Purchased with Cash Collateral from Securities Lending — N/A
Janus Henderson Cash Collateral Fund LLC, 1.4800% ºº	$424∆	$—	$—	$—

	Market Value at 10/31/19	Purchases	Sales	Market Value at 1/31/20
Investment Companies — N/A
Investments Purchased with Cash Collateral from Securities Lending — N/A
Janus Henderson Cash Collateral Fund LLC, 1.4800% ºº	$ 379,650	$65,100	$(444,750)	$—

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of January 31, 2020.
∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the period ended January 31, 2020 is $39,398 which represents 0.3% of net assets.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2020.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks	$11,866,734	$—	$—

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statement other than the following:

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund with such liquidation effective on or about March 17, 2020, or at such other time as may be authorized by the Trustees.